Fees Summary	May 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 494,520,000.00
Previously Paid Amount	0.00
Total Fee Amount	75,711.01
Total Offset Amount	0.00
Net Fee	$ 75,711.01
Final Prospectus	false